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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       July 3, 2006
                                                 -----------------------


                           Global Resource Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                         000-50944                      84-156582
------                         ---------                      ---------
(State or other jurisdiction   (Commission File Number)       IRS Employer
of incorporation)                                             Identification No)

                   219 Robwood Rd Baltimore, MD          21222
                   -------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (410) 477-1328
                                                    -----------------

                         9444 Wapples Street, Suite 290
                               San Diego, CA 92121
                               -------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OF COMPLETED INTERIM REVIEW.

(a) On July 3, 2006, the Company concluded that it was necessary to restate its financial results for the fiscal year ended March 31, 2005 and for the interim periods ended September 30 and December 31, 2004 and 2005 and for the interim period ended June 30, 2005 to reflect additional non-operating gains and losses related to the classification of and accounting for convertible debentures issued in fiscal 2005. The restated financial statements for the fiscal year ended March 31, 2005, recently filed in Form 10-KSB for the fiscal year ended March 31, 2006, reflect the restatement for fiscal 2005. As quickly as the restatements for the affected fiscal quarters are available, amendments to Forms 10-QSB for such periods will be filed.


(b) The Company had previously determined a beneficial conversion feature, valued the conversion features at the intrinsic value and classified the convertible instruments as equity. After further review, the Company has determined that these instruments should have been classified as derivative liabilities and, therefore, the fair value of each instrument must be recorded as a derivative liability on the Company's balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company's statement of operations. At the date of the conversion of each respective instrument or portion thereof, the corresponding derivative liability will be classified as equity.


(c) Upon direction of the Company's post-June 7, 2006 director and officer, Mary Radomsky, the Company retained an independent accounting firm to advise it, and such firm discussed the matter with the Company's independent accountant.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GLOBAL RESOURCE CORPORATION



                                                    By: /s/ Mary Radomsky
                                                       ------------------------
Dated: July 24, 2006